Interim analysis presented at CTAD 2016 Aducanumab 24-Month Data From PRIME: A Randomized Double-Blind, Placebo-Controlled Phase 1b Study in Patients With Prodromal or Mild Alzheimer’s Disease Vissia Viglietta,1 John O’Gorman,1 Leslie Williams,1 Tianle Chen,1 Ahmed Enayetallah,1 Ping Chiao,1 Christoph Hock,2 Roger M. Nitsch,2 Samantha Budd Haeberlein,1 Alfred Sandrock1 1Biogen, Cambridge, MA, USA; 2Neurimmune, Schlieren-Zurich, and University of Zurich, Switzerland

Interim analysis presented at CTAD 2016 Disclosures This study was funded by Biogena  VV, JO, LW, TC, AE, PC, SBH, and AS are employees and shareholders of Biogen  CH and RMN are employees and shareholders of Neurimmune aMedical writing support for this presentation was provided by Erin Bekes, PhD, of Complete Medical Communications and funded by Biogen.

Interim analysis presented at CTAD 2016 Overview  Aducanumab is a human monoclonal antibody selective for aggregated forms of Aβ, including soluble oligomers and insoluble fibrils  PRIME is an ongoing Phase 1b study assessing the safety, tolerability, PK and PD of aducanumab in patients with prodromal or mild Alzheimer’s disease  Here we present 24-month data from the 12-month placebo-controlled period and the first 12 months of the LTE period of PRIME - Data from the titration cohort are not reported because 24-month data are not yet available for this cohort  Primary endpoint in the LTE was safety/tolerability  Exploratory endpoints included: • Changes in amyloid PET • Measures of clinical decline on the CDR–SB and MMSE CDR-SB, Clinical Dementia Rating-Sum of Boxes; MMSE, Mini-Mental State Examination; PD, pharmacodynamics; PET, positron emission tomography; PK, pharmacokinetics; LTE, long-term extension

Interim analysis presented at CTAD 2016

PRIME Study Design: Placebo-Controlled and LTE Periods


Placebo-controlled period
LTE period
All patients receive aducanumab
1 mg/kg
3 mg/kg
Placebo
3 mg/kg
3 mg/kg
Aducanumab 3 mg/kg or titration (3→6 mg/kg)[b]
10 mg/kg
Placebo
10 mg/kg
Aducanumab titration (3→6 mg/kg)[b]
6 mg/kg
Placebo
6 mg/kg
Aducanumab titration (3→6 mg/kg)[b]
Titration (ApoE ε4 carriers; 1→10 mg/kg)[a]
Placebo (ApoE ε4 carriers)[a]
Titration (ApoE ε4 carriers; 1→10 mg/kg)[a]
Aducanumab titration (ApoE ε4 carriers; 1→10 mg/kg)[a]

- **Randomization**: 3:1 active: placebo within cohorts, fixed-dose cohorts stratified by ApoE ε4 status
- Patients randomized to placebo or aducanumab 1 mg/kg in the placebo-controlled period were switched to aducanumab 3 mg/kg or titration in the LTE (“**switchers**”). Patients randomized to aducanumab 3, 6, or 10 mg/kg or titration in the placebo-controlled period were assigned to continue in the same dose group in the LTE (“**continuers**”)

[a]Data from the titration cohort are not included in this analysis as 24-month data from this cohort are not yet available. [b]For patients switched from placebo to titration in the LTE, titration denotes 2 doses of 3 mg/kg followed by subsequent doses of 6 mg/kg.

Interim analysis presented at CTAD 2016 Timeline of Dose Administration and Key Assessments in PRIME aSchedule of brain MRIs for fixed-dose cohorts (Arms 1-7) MRI, magnetic resonance imaging IV infusions every 4 weeks over 52 weeks (14 total) active or placebo IV infusions every 4 weeks over a total of 3 years All patients received active treatment 6 52-5418 30 42 LTE Years 2-3Screening 62 70 76-78 90 102 108-110 Placebo controlled period Week MRIa Amyloid PET Clinical Tests LTE (Year 1) 24-26

Interim analysis presented at CTAD 2016 Dosed in placebo-controlled period Completed treatment in the placebo-controlled period 166 randomized (165 dosed) 1 mg/kg 31 Pooled placebo 40 3 mg/kg 32 6 mg/kg 30 10 mg/kg 32 2430 26 25 20 Patient Disposition at 24 Months Analysis of data from fixed-dose arms up to Month 24. Discontinued treatment in the first year of the LTE AE Other Death Disease progression 4 0 4 0 0 8 7 0 0 1 8 2 6 0 0 2 0 1 1 0 4 3 1 0 0 Dosed in the LTE 1929 26 24 19 Switchers Continuers

Interim analysis presented at CTAD 2016 Baseline Disease Characteristics: Placebo-Controlled Period SUVR, standardized uptake value ratio aCholinesterase inhibitors and/or memantine Placebo (n=40) Aducanumab 1 mg/kg (n=31) 3 mg/kg (n=32) 6 mg/kg (n=30) 10 mg/kg (n=32) ApoE ε4, n (%) Carriers Non-carriers 26 (65) 14 (35) 19 (61) 12 (39) 21 (66) 11 (34) 21 (70) 9 (30) 20 (63) 12 (38) Clinical stage, n (%) Prodromal Mild 19 (48) 21 (53) 10 (32) 21 (68) 14 (44) 18 (56) 12 (40) 18 (60) 13 (41) 19 (59) MMSE, mean ± SD 24.7 ± 3.6 23.6 ± 3.3 23.2 ± 4.2 24.4 ± 2.9 24.8 ± 3.1 CDR Global Score, n (%) 0.5 1 34 (85) 6 (15) 22 (71) 9 (29) 22 (69) 10 (31) 25 (83) 5 (17) 24 (75) 8 (25) Age years, mean ± SD 72.8 ± 7.2 72.6 ± 7.8 70.5 ± 8.2 73.3 ± 9.3 73.7 ± 8.3 CDR-SB, mean ± SD 2.66 ± 1.50 3.40 ± 1.76 3.50 ± 2.06 3.32 ± 1.54 3.14 ± 1.71 PET SUVR, mean composite 1.441 1.441 1.464 1.429 1.441 AD medications use,a n (%) 24 (60) 21 (68) 28 (88) 20 (67) 17 (53)

Interim analysis presented at CTAD 2016 PET AMYLOID IMAGING

-0.40 -0.30 -0.20 -0.10 0.00 0.10 Aducanumab Reduced Amyloid Plaque Burden Over 24 Months ** Nominal P<0.01; *** Nominal P<0.001 vs placebo in the placebo-controlled period and vs placebo switchers in the LTE period. Results based on MMRM, fitted with change from baseline as a dependent variable, and included fixed effects for categorical treatment, categorical visit and treatment-by-visit interaction, continuous baseline value, and laboratory ApoE ε4 status (carrier and non-carrier). MMRM, mixed model for repeated measures A d j u s t e d m e a n c h a n g e f r o m b a s e l i n e ( ± S E ) Placebo-controlled period LTE period (all patients received aducanumab) Weeks 0 26 54 110 Placebo n=34 34 30 3 or 3→6 mg/kg 18 1 mg kg n=26 26 21 3 mg/kg 13 3 mg/kg n=29 27 26 18 6 mg/kg n=24 23 23 18 10 mg/kg n=28 27 21 13 A d u c a n u m a b Analysis visit (weeks) 110 Difference from placebo switchers at Week 110 0.007 54260 *** ** *** ****** *** ** *** -0.038 -0.167 -0.122 Placebo switchers Continuers

Interim analysis presented at CTAD 2016 CLINICAL ENDPOINTS

Interim analysis presented at CTAD 2016 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 Continued Slowing of Decline on CDR-SB Over 24 Months CDR‒SB is an exploratory endpoint. Results based on MMRM, fitted with change from baseline as a dependent variable, and included fixed effects for categorical treatment, categorical visit and treatment-by-visit interaction, continuous baseline value, and laboratory ApoE ε4 status (carrier and non-carrier). MMRM, mixed model for repeated measures. Placebo-controlled period LTE period (all patients received aducanumab) A d j u s t e d m e a n c h a n g e f r o m b a s e l i n e ( ± S E ) Analysis visit (weeks) Weeks 0 26 54 78 110 Placebo n=36 36 31 3 or 3→6 mg/kg 23 21 1 mg kg n=28 28 23 3 mg/kg 15 14 3 mg/kg n=30 30 27 21 16 6 mg/kg n=27 27 26 24 23 10 mg/kg n=28 28 23 14 15A d u c a n u m a b Difference from placebo switchers at Week 110 0.21 -0.97 -1.62 -0.29 11054260 78

Interim analysis presented at CTAD 2016 -7 -6 -5 -4 -3 -2 -1 0 1 Continued Slowing of Decline on MMSE Over 24 Months *Nominal P<0.05 (vs placebo [Week 52] or placebo switchers [Weeks 76 and 108]) MMSE is an exploratory endpoint. Results based on MMRM, fitted with change from baseline as a dependent variable, and included fixed effects for categorical treatment, categorical visit and treatment-by-visit interaction, continuous baseline value, and laboratory ApoE ε4 status (carrier and non-carrier). MMRM, mixed model for repeated measures. Analysis visit (weeks) A d j u s t e d m e a n c h a n g e f r o m b a s e l i n e ( ± S E ) Placebo-controlled period LTE period (all patients received aducanumab) Weeks 0 24 52 76 108 Placebo n=37 36 32 3 or 3→6 mg/kg 24 21 1 mg kg n=26 26 25 3 mg/kg 15 15 3 mg/kg n=29 29 26 21 17 6 mg/kg n=28 28 26 24 23 10 mg/kg n=30 29 25 14 15A d u c a n u m a b 10854260 78 * Difference from placebo switchers at Week 108 1.65 2.47 3.27 0.06 * *

Interim analysis presented at CTAD 2016 SAFETY AND TOLERABILITY

Interim analysis presented at CTAD 2016

No New Safety Signals Identified with Aducanumab in the First Year of the LTE

	Placebo Switchers[a] (N=29)	1 mg/kg → 3 mg/kg (N=19)	Continuers[b]		
			3 mg/kg (N=26)	6 mg/kg (N=24)	10 mg/kg (N=19)
Number with an AE (%)	27 (93)	15 (79)	18 (69)	22 (92)	15 (79)
Number with an SAE (%)	13 (45)	2 (11)	2 (8)	6 (25)	3 (16)
Number discontinuing treatment due to AE (%)	7 (24)	0	2 (8)	0	3 (16)

- The most common AEs in the LTE were fall, headache, and ARIA[c]
- Treatment-related SAEs occurring in 2 or more patients in the LTE were ARIA[c] (n=5), including one subject with a concurrent SAE of seizure and loss of pulse
  - Other AEs/SAEs were consistent with the patient population
  - There were two deaths (none considered treatment-related), one in the 6 mg/kg arm and one in the 10 mg/kg arm, in the first year of the LTE (one occurred after study discontinuation)

[a]Placebo switchers received aducanumab 3 mg/kg or titration (2 doses of 3 mg/kg followed by subsequent doses of 6 mg/kg) in the LTE. [b]Patients who were randomized to receive 3, 6, and 10 mg/kg were scheduled to receive the same dose throughout the LTE. Patients who received a dose reduction during the placebo-controlled period due to ARIA would remain on the reduced dose throughout the LTE. [c]Based on incidence reporting by preferred term.
AE, adverse event; ARIA, amyloid-related imaging abnormality; SAE, serious AE

Interim analysis presented at CTAD 2016 Patients with ≥1 post- baseline MRI ARIA-E,a n (%) ApoE ε4 carrier ApoE ε4 non-carrier Isolated ARIA-H, n (%) No Continuers Developed ARIA-E During the First Year of the LTE bPatients who were randomized to receive 3, 6, and 10 mg/kg were scheduled to receive the same dose throughout the LTE. Patients who received a dose reduction during the placebo-controlled period due to ARIA would remain on the reduced dose throughout the LTE. cPlacebo switchers received aducanumab 3 mg/kg or titration (2 doses of 3 mg/kg followed by subsequent doses of 6 mg/kg) in the LTE. ARIA-E, ARIA‒vasogenic edema; ARIA-H, ARIA‒microhemorrhages, macrohemorrhages, or superficial siderosis  No new ARIA-E cases or recurrence were observed among aducanumab continuers Continuersb 3 mg/kg 6 mg/kg 10 mg/kg 23 24 19 0/23 0/24 0/19 0/16 0/17 0/12 0/7 0/7 0/7 3/23 (13) 2/24 (8) 1/19 (5) aARIA-E with or without ARIA-H Placebo Switchersc 1 mg/kg → 3 mg/kg 29 17 5/29 (17) 3/17 (18) 4/17 (24) 3/11 (27) 1/12 (8) 0/6 2/29 (7) 0/17

Interim analysis presented at CTAD 2016 Patients with ≥1 post- baseline MRI ARIA-Ea, n (%) Continued treatment, n (%) Same dose Reduced dose Discontinued treatment, n (%) 0 0 0 ApoE ε4 carriers 3 0 0 0 0 ApoE ε4 non-carriers 1 0 0 0 0 Discontinuations due to ARIA-E During the First Year of the LTE bPatients who were randomized to receive 3, 6, and 10 mg/kg were scheduled to receive the same dose throughout the LTE. Patients who received a dose reduction during the placebo-controlled period due to ARIA would remain on the reduced dose throughout the LTE. cPlacebo switchers received aducanumab 3 mg/kg or titration (2 doses of 3 mg/kg followed by subsequent doses of 6 mg/kg) in the LTE. Continuersb 3 mg/kg 6 mg/kg 10 mg/kg 23 24 19 0 0 0 0 0 0 0 0 0 0 0 0 aARIA-E with or without ARIA-H Placebo Switchersc 1 mg/kg → 3 mg/kg 29 17 5 (17) 3 (18) 1 (3) 3 (18) 0 2 1 1 4 (14) 0

Interim analysis presented at CTAD 2016 Summary  At 24 months, brain amyloid plaque burden continued to decrease in aducanumab continuers - This decrease was dose- and time-dependent  CDR‒SB and MMSE data suggest a clinical benefit in patients continuing aducanumab over 24 months  No new ARIA-E cases or recurrence among aducanumab continuers - ARIA-E incidence in aducanumab switchers was consistent with that observed in the placebo-controlled portion of the study  These data continue to support further investigation of the clinical efficacy and safety of aducanumab in patients with early AD in the ENGAGE and EMERGE Phase 3 trials

Interim analysis presented at CTAD 2016 Acknowledgements We thank all the patients and their family members participating in the aducanumab studies and the investigators and their staff conducting these studies.